Exhibit 10.4

PARI PASSU INTERCREDITOR AGREEMENT

dated as of

September 28, 2012

among

JPMORGAN CHASE BANK, N.A.
as Administrative Agent for the Credit Agreement Secured Parties,

Wilmington Trust, National Association,
as the 2020 Notes Collateral Agent,

Wilmington Trust, National Association,
as the 2020 Notes Authorized Representative,

and

each additional Collateral Agent and Authorized Representative from time to time party hereto

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.01	Construction; Certain Defined Terms	1

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01	Priority of Claims	9
SECTION 2.02	Actions with Respect to Shared Collateral; Prohibition on Contesting Liens	10
SECTION 2.03	No Interference; Payment Over; Exculpatory Provisions	12
SECTION 2.04	Automatic Release of Liens	12
SECTION 2.05	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	13
SECTION 2.06	Reinstatement	14
SECTION 2.07	Insurance	14
SECTION 2.08	Refinancings	14
SECTION 2.09	Possessory Collateral Agent as Gratuitous Bailee for Perfection	14
SECTION 2.10	Amendments to First Lien Security Documents	15
SECTION 2.11	Identical Collateral	15

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

ARTICLE IV

THE APPLICABLE COLLATERAL AGENT

SECTION 4.01	Authority	16

ARTICLE V

MISCELLANEOUS

SECTION 5.01	Notices	17
SECTION 5.02	Waivers; Amendment; Joinder Agreements	18
SECTION 5.03	Parties in Interest	18
SECTION 5.04	Survival of Agreement	18
SECTION 5.05	Counterparts	18
SECTION 5.06	Severability	19
SECTION 5.07	Governing Law	19
SECTION 5.08	Submission to Jurisdiction; Waivers	19
SECTION 5.09	WAIVER OF JURY TRIAL	19

i

SECTION 5.10	Headings	20
SECTION 5.11	Conflicts	20
SECTION 5.12	Provisions Solely to Define Relative Rights	20
SECTION 5.13	Integration	20
SECTION 5.14	Other First Lien Obligations	20
SECTION 5.15	Agent Capacities	21
SECTION 5.16	Termination	21

ii

PARI PASSU INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, this “Agreement”) dated as of September 28, 2012, among JPMORGAN CHASE BANK, N.A., as administrative agent for the Credit Agreement Secured Parties (as defined below) under the Credit Agreement Documents (as defined below) (in such capacity and together with its successors in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the 2020 Notes First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “2020 Notes Collateral Agent”), the Trustee (defined below) as Authorized Representative for the 2020 Notes First Lien Secured Parties (in such capacity and together with its successors in such capacity, the “2020 Notes Authorized Representative”) and each additional Collateral Agent and Authorized Representative from time to time party hereto for the Other First Lien Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity.

Reference is made to (i) the Credit Agreement dated as of September 28, 2012 (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CNO Financial Group, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto from time to time, the Administrative Agent and the other parties named therein; (ii) the Guarantee and Security Agreement dated as of  September 28, 2012 (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, each Subsidiary of the Borrower party thereto from time to time and the Administrative Agent; (iii) the 6.375% Senior Secured Notes due 2020 (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “2020 Notes”) issued pursuant to an Indenture (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “2020 Notes Indenture”) dated as of September 28, 2012 among the Borrower, each Subsidiary of the Borrower identified therein and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the “Trustee”) and as 2020 Notes Collateral Agent; and (iv) the Security Agreement, dated as of September 28, 2012 (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “2020 Notes Security Agreement”), by and among the Borrower, each Subsidiary of the Borrower party thereto from time to time, and the 2020 Notes Collateral Agent.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the 2020 Notes Collateral Agent (for itself and on behalf of the 2020 Notes First Lien Secured Parties), the 2020 Notes Authorized Representative (for itself and on behalf of the 2020 Notes First Lien Secured Parties) and each additional Authorized Representative and Collateral Agent (for itself and on behalf of the Other First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01           Construction; Certain Defined Terms.

(a)           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b)           Without limiting the provisions of Section 2.03, it is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series are not secured by a valid and perfected security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations.  In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment.  Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Secured Credit Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

(c)           Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.  As used in this Agreement, the following terms have the meanings specified below:

“2020 Notes” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes Authorized Representative” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“2020 Notes Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.

“2020 Notes Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“2020 Notes First Lien Documents” means the 2020 Notes Indenture, the 2020 Notes issued thereunder, the 2020 Notes Security Agreement and any security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the liens securing such Indebtedness, including any agreement entered into for the purpose of securing the 2020 Notes First Lien Obligations.

“2020 Notes First Lien Obligations” means the Other First Lien Obligations pursuant to the 2020 Notes First Lien Documents.

“2020 Notes First Lien Secured Parties” means the 2020 Notes Collateral Agent, the 2020 Notes Authorized Representative and the holders of the 2020 Notes First Lien Obligations.

“2020 Notes Security Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Additional Senior Class Debt” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Collateral Agent” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.14.

“Additional Senior Class Authorized Representative” shall have the meaning assigned to such term in Section 5.14.

“Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means (i) until the earlier of (x) the Discharge of Credit Agreement Obligations, (y) the Outstanding Loan Threshold Date and (z) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations, (y) the Outstanding Loan Threshold Date and (z) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative; provided that, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Authorized Representative shall be the Authorized Representative that is the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Applicable Collateral Agent” means (i) until the earliest of (x) Discharge of Credit Agreement Obligations, (y) the Outstanding Loan Threshold Date and (z) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earliest of (x) the Discharge of Credit Agreement Obligations, (y) the Outstanding Loan Threshold Date and (z) the Non-Controlling Authorized Representative Enforcement Date, the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative; provided that, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Collateral Agent shall be the Collateral Agent for the Series of First Lien Obligations represented by the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the 2020 Notes First Lien Obligations or the 2020 Notes First Lien Secured Parties, the 2020 Notes Authorized Representative and (iii) in the case of any other Series of Other First Lien Obligations or Other First Lien Secured Parties that become subject to this Agreement after the date hereof, the Additional Senior Class Authorized Representative for such Series.

“Bankruptcy Case” shall have the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Administrative Agent, (ii) in the case of the 2020 Notes First Lien Obligations, the 2020 Notes Collateral Agent, and (iii) in the case of any other Series of Other First Lien Obligations that become subject to this Agreement after the date hereof, the Additional Senior Class Debt Collateral Agent named for such Series.

“Controlling Secured Parties” means (i) at any time when the Administrative Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative.

“Credit Agreement” shall have the meaning assigned to such term in the introductory paragraph to this Agreement and shall also include any agreement that Refinances the Credit Agreement in accordance with Section 2.08 hereto so long as, after giving effect to such agreement, the agreement that was the Credit Agreement immediately prior to such Refinancing is no longer secured, or required to be secured, by the Shared Collateral.

“Credit Agreement Collateral Documents” means the Security Agreement, the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Administrative Agent for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Documents” mean the Credit Agreement, Credit Agreement Collateral Documents and the Loan Documents (as defined in the Credit Agreement).

“Credit Agreement Obligations” means all amounts owing to any party pursuant to the terms of any Credit Agreement Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the Credit Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses (including, without limitation, fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts and including, without limitation, the “Obligations” as defined in the Credit Agreement and the “Secured Obligations” as defined in the Credit Agreement Collateral Documents.

“Credit Agreement Secured Parties” means the holders of Credit Agreement Obligations, including the “Secured Parties” as defined in the Security Agreement.

“DIP Financing” shall have the meaning assigned to such team in Section 2.05(b).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” shall have the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by, or required to be secured by, Shared Collateral in accordance with the terms of the Secured Credit Documents of such Series.  The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means the Discharge of the Credit Agreement Obligations with respect to Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by Shared Collateral under an Other First Lien Document which has been designated in writing by the Borrower to each Other First Lien Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“Excess Other First Lien Obligations” shall have the meaning assigned to such term in the definition of Other First Lien Obligations.

“First Lien Documents” means, with respect to the Credit Agreement Obligations, the Credit Agreement Documents, and with respect to the 2020 Notes First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Documents.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Other First Lien Obligations.

“First Lien Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Other First Lien Secured Parties with respect to each Series of Other First Lien Obligations (including the 2020 Notes First Lien Secured Parties).

“First Lien Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Other First Lien Security Documents, including the 2020 Notes Security Agreement.

“Grantors” means the Borrower and each Subsidiary or direct or indirect parent company of the Borrower which has granted a security interest pursuant to any First Lien Security Document to secure any Series of First Lien Obligations.

“Impairment” shall have the meaning assigned to such term in Section 1.01(b).

“Indebtedness” means debt for borrowed money.

“Insolvency or Liquidation Proceeding” means:

(1)           any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2)           any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3)           any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means the document in the form of Exhibit A to this Agreement required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.14 of this Agreement in order to create an additional Series of Other First Lien Obligations or a Refinancing of any Series of First Lien Obligations and add Other First Lien Secured Parties hereunder.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Major Non-Controlling Authorized Representative” means the Authorized Representative of the Series of Other First Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations; provided, however, that if there are two outstanding Series of Other First Lien Obligations which have an equal outstanding principal amount, the Series of Other First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means any Authorized Representative that is not the Applicable Authorized Representative at such time.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the First Lien Documents under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Applicable Authorized Representative has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral or (2) at any time the Grantor that has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means the First Lien Secured Parties which are not Controlling Secured Parties.

“Other First Lien Agreement” means any indenture, including the 2020 Notes Indenture and the 2020 Notes, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Grantor has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the 2020 Notes First Lien Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with Section 5.14.

“Other First Lien Collateral Agents” means each of the Collateral Agents other than the Administrative Agent.

“Other First Lien Documents” means, with respect to the 2020 Notes First Lien Obligations or any Series of Additional Senior Class Debt, the Other First Lien Agreements, including the 2020 Notes First Lien Documents and the Other First Lien Security Documents and each other agreement entered into for the purpose of securing the 2020 Notes First Lien Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the 2020 Notes First Lien Obligations) has been designated as Other First Lien Obligations pursuant to Section 5.14 hereto.

“Other First Lien Obligations” means all amounts owing to any Other First Lien Secured Party (including the 2020 Notes First Lien Secured Parties) pursuant to the terms of any Other First Lien Documents (including the 2020 Notes First Lien Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Other First Lien Agreement, whether or not such interest or fees are allowed claims under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses (including, without limitation, fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts; provided that the aggregate principal amount of Other First Lien Obligations in excess of the lowest amount of Indebtedness permitted by (x) the Credit Agreement to be secured on a pari passu basis with the Credit Agreement Obligations and (y) the 2020 Notes Indenture to be secured on a pari passu basis with the 2020 Notes First Lien Obligations and, in each case, any fees, interest and expenses related to such excess amount pursuant to the applicable Other First Lien Agreement (such excess amount together with the related fees, interest and expenses, the “Excess Other First Lien Obligations”) shall not constitute Other First Lien Obligations or First Lien Obligations for purposes of this Agreement.  For the avoidance of doubt, obligations in respect of the 2020 Notes outstanding on the date hereof shall constitute Other First Lien Obligations.

“Other First Lien Secured Party” means the holders of any Other First Lien Obligations and any Authorized Representative with respect thereto and shall include the 2020 Notes First Lien Secured Parties.

“Other First Lien Security Documents” means any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Other First Lien Obligations.

“Outstanding Loan Threshold Date” means the earlier of (x) the date on which the outstanding principal amount of Loans and Commitments (each as defined in the Credit Agreement) under the Credit Agreement (and any replacement thereof) is less than $25,000,000 and (y) the date on which the outstanding principal amount of another tranche of First Lien Obligations exceeds the principal amount of Loans and Commitments under the Credit Agreement.

“Possessory Collateral” means any Shared Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise.  Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Tangible Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the First Lien Security Documents.  All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meaning assigned to them in the New York UCC.

“Proceeds” shall have the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement.  “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement Documents, (ii) the 2020 Notes First Lien Documents and (iii) each other Other First Lien Document.

“Security Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Series” means (a) with respect to the First Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the 2020 Notes First Lien Secured Parties (in their capacities as such), and (iii) the Other First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the 2020 Notes First Lien Obligations and (iii) the Other First Lien Obligations incurred pursuant to any Other First Lien Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or Collateral Agents on behalf of such holders) hold a valid security interest or Lien at such time.  If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations hold a valid security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid security interest or Lien in such Collateral at such time.

“Trustee” has the meaning assigned to such term in the recitals of this Agreement.

ARTICLE II

PRIORITIES AND AGREEMENTS WITH RESPECT TO SHARED COLLATERAL

SECTION 2.01           Priority of Claims.

(a)           Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any First Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) or otherwise with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral received by any First Lien Secured Party or received by the Applicable Collateral Agent or any First Lien Secured Party pursuant to any such intercreditor agreement or otherwise with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution and any proceeds of insurance covering the Shared Collateral received by the Applicable Collateral Agent and not returned to any Grantor under the applicable Secured Credit Document being collectively referred to as “Proceeds”), shall be applied by the Applicable Collateral Agent in the following order:

(i)            FIRST, to the payment of all reasonable fees, costs and expenses incurred by each Collateral Agent (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other Secured Credit Documents or any of the First Lien Obligations, including all court costs and the reasonable fees, costs and expenses of its agents, professional advisors and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Secured Credit Documents;

(ii)           SECOND, subject to Section 1.01(b), to the extent Proceeds remain after the application pursuant to preceding clause (i), to the Authorized Representative of each Series secured by such Shared Collateral for application to payment in full of the First Lien Obligations of each such Series secured by such Shared Collateral and, if the amount of such Proceeds are insufficient to pay in full the First Lien Obligations of each Series secured by such Shared Collateral then such Proceeds shall be allocated among the Authorized Representatives of each Series secured by such Shared Collateral pro rata according to the amounts of such First Lien Obligations owing to each such respective Authorized Representative and the other First Lien Secured Parties represented by it for distribution by such Authorized Representative in accordance with its respective Secured Credit Documents; and

(iii)          THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns, to whomever may be lawfully entitled to receive the same (including pursuant to any intercreditor agreement with respect to any Indebtedness junior to the First Lien Obligations).

If, despite the provisions of this Section 2.01(a)(ii), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).

(b)           Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(c)           It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Secured Parties of any Series.

(d)           Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b)), each First Lien Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

SECTION 2.02           Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a)           Notwithstanding Section 2.01, only the Applicable Collateral Agent shall act or refrain from acting with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral).  At any time when the Administrative Agent is the Applicable Collateral Agent, no Other First Lien Secured Party shall or shall instruct any Collateral Agent to, and no such Other First Lien Secured Party shall, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any intercreditor agreement with respect to Shared Collateral), whether under any Other First Lien Security Document, applicable law or otherwise, it being agreed that only the Administrative Agent, acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any remedies with respect to Shared Collateral at such time.

(b)           At any time when any Other First Lien Collateral Agent is the Applicable Collateral Agent, (i) such Other First Lien Collateral Agent shall act only on the instructions of the Applicable Authorized Representative with respect to Shared Collateral, (ii) such Other First Lien Collateral Agent shall not follow any instructions with respect to Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct such Other First Lien Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any intercreditor agreement with respect to Shared Collateral), whether under any First Lien Security Document, applicable law or otherwise, it being agreed that only such Other First Lien Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the Other First Lien Security Documents applicable to it, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral.

(c)           Each Non-Controlling Authorized Representative and Collateral Agent that is not the Applicable Collateral Agent hereby appoints the Applicable Collateral Agent as its agent and authorizes the Applicable Collateral Agent to exercise any and all remedies under each First Lien Collateral Document with respect to Shared Collateral and to execute releases in connection therewith.

(d)           Notwithstanding the equal priority of the Liens on the Shared Collateral securing each Series of First Lien Obligations, the Applicable Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior and exclusive Lien on such Shared Collateral.  No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so.  The foregoing shall not be construed to limit the rights and priorities of any First Lien Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(e)           Each of the Collateral Agents (other than the Administrative Agent and the 2020 Notes Collateral Agent) and the Authorized Representatives (other than the Administrative Agent and the 2020 Notes Authorized Representative) agrees that it will not accept any Lien on any Collateral for the benefit of any Series of Other First Lien Obligations (other than funds deposited for the discharge or defeasance of any Other First Lien Agreement) other than pursuant to the First Lien Security Documents, and by executing this Agreement (or a Joinder Agreement), each such Collateral Agent and each such Authorized Representative and the Series of First Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First Lien Security Documents applicable to it.

(f)           Each of the First Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement or (ii) the rights of any First Lien Secured Party from contesting or supporting any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting First Lien Obligations.

SECTION 2.03           No Interference; Payment Over; Exculpatory Provisions.

(a)           Except, in each case, with respect to any Excess Other First Lien Obligations or any Security Document or Lien securing the Excess Other First Lien Obligations, to the extent of such Excess Other First Lien Obligations, each First Lien Secured Party agrees that (i) it will not challenge or question, or support any other Person in challenging or questioning, in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any First Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party from challenging or questioning the validity or enforceability of any First Lien Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other First Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any other intercreditor agreement) or (B) consent to or object to the exercise by, or any forebearance from exercising by, the Applicable Collateral Agent or any other First Lien Secured Party represented thereby of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First Lien Secured Party represented thereby seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Applicable Collateral Agent or any other First Lien Secured Party to enforce this Agreement.

(b)           Each First Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties having a security interest in such Shared Collateral and promptly transfer any such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent for such Shared Collateral, to be distributed by such Applicable Collateral Agent in accordance with the provisions of Section 2.01(a) hereof.

(c)           None of the Applicable Collateral Agent, any Applicable Authorized Representative or any other First Lien Secured Party shall be liable for any action taken or omitted to be taken by such Applicable Collateral Agent, Applicable Authorized Representative or other First Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement.

SECTION 2.04           Automatic Release of Liens.

(a)           If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Collateral Agents for the benefit of each Series of First Lien Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of foreclosure proceeding as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.  If in connection with any such foreclosure or exercise of remedies by the Applicable Collateral Agent, the Applicable Collateral Agent or related Applicable Authorized Representative of such Series of First Lien Obligations releases any guarantor from its obligation under a guarantee of the Series of First Lien Obligations for which it serves as agent, such guarantor also shall be released from its guarantee of all other First Lien Obligations.

(b)           Each Collateral Agent and each Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested in writing by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral or guarantee provided for in this Section.

SECTION 2.05           Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a)           This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor or any of its subsidiaries.

(b)           If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First Lien Secured Party (other than any Controlling Secured Party (to the extent part of the majority or such greater amount referred to below) or any Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless a majority in interest of the Controlling Secured Parties (or such greater amount as is necessary to take action under the applicable Loan Document or Other First Lien Documents), or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First Lien Secured Parties (other than any Liens of the First Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement, and (D) if any First Lien Secured Parties are granted adequate protection with respect to the First Lien Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01(a) of this Agreement; provided that the First Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First Lien Secured Parties receiving adequate protection shall not object to any other First Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06           Reinstatement.  In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under Title 11 of the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07           Insurance.  As between the First Lien Secured Parties, the Applicable Collateral Agent (acting at the direction of the Applicable Authorized Representative), shall have the right, but no obligation, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.  To the extent any Collateral Agent receives proceeds of such insurance policy, and such proceeds are not permitted or required to be returned to any Grantor under the applicable First Lien Documents, such proceeds shall be turned over to the Applicable Collateral Agent for application as provided in Section 2.01 hereof.

SECTION 2.08           Refinancings.  The First Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness and the other requirements of Section 5.14 are complied with.

SECTION 2.09           Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a)           The Possessory Collateral shall be delivered to the Administrative Agent and the Administrative Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) and any other Shared Collateral under its “control” within the meaning of the UCC as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Administrative Agent is not the Applicable Collateral Agent, the Administrative Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory Collateral).  The Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith.

(b)           Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c)           The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Secured Party for purposes of perfecting the Lien held by such First Lien Secured Parties therein.

SECTION 2.10           Amendments to First Lien Security Documents.

(a)           Without the prior written consent of the Administrative Agent and each Other First Lien Collateral Agent, each Other First Lien Collateral Agent agrees that no Other First Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Other First Lien Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b)           Without the prior written consent of each Other First Lien Collateral Agent, the Administrative Agent agrees that no Credit Agreement Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Collateral Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c)           In determining whether an amendment to any First Lien Security Document is permitted by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Borrower stating that such amendment is permitted by this Section 2.10.

SECTION 2.11          Identical Collateral. The parties hereto intend that the Collateral in favor of the Administrative Agent for itself and on behalf of the Credit Agreement Secured Parties for the Credit Agreement Obligations and the Collateral in favor of the 2020 Notes Collateral Agent for itself and on behalf of the 2020 Notes First Lien Secured Parties for the 2020 Notes First Lien Obligations be identical.  Accordingly, subject to the other provisions in this Agreement, the parties hereto will cooperate (i) to determine the specific items included in the Collateral in favor of the Administrative Agent for itself and on behalf of the Credit Agreement Secured Parties for the Credit Agreement Obligations and the Collateral in favor of the 2020 Notes Collateral Agent for itself and on behalf of the 2020 Notes First Lien Secured Parties for the 2020 Notes First Lien Obligations, the steps taken to perfect the Liens thereon, and the identity of the Person having the Credit Agreement Obligations and the 2020 Notes First Lien Obligations and (ii) to make the forms, documents and agreements creating or evidencing the Collateral in favor of the Administrative Agent for itself and on behalf of the Credit Agreement Secured Parties for the Credit Agreement Obligations and the Collateral in favor of the 2020 Notes Collateral Agent for itself and on behalf of the 2020 Notes First Lien Secured Parties for the 2020 Notes First Lien Obligations reasonably similar, other than with respect to differences inherent in the nature of the obligations secured thereby and differences resulting from the nature of the 2020 Notes Collateral Agent as indenture trustee and the inclusion of guarantee provisions.

ARTICLE III

EXISTENCE AND AMOUNTS OF LIENS AND OBLIGATIONS

Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or each other Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to conclusively rely upon an officer’s certificate of the Borrower.  Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Secured Party or any other person as a result of such determination.

ARTICLE IV

THE APPLICABLE COLLATERAL AGENT

SECTION 4.01           Authority.

(a)           Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b)           In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Security Documents, as applicable, for which the Applicable Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties.  Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other First Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation.  Each of the First Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other First Lien Secured Party of any other Series arising out of (i) any actions which such Collateral Agent, Authorized Representative or the First Lien Secured Parties represented thereby take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Borrower or any of its Subsidiaries, as debtor-in-possession.

ARTICLE V

MISCELLANEOUS

SECTION 5.01           Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile, or sent to the e-mail address of the applicable recipient specified below (or the e-mail address of a representative of the applicable recipient designated by such recipient from time to time to the parties hereto) or sent by telecopy, as follows:

(a)           if to the Administrative Agent, to it at:

JPMorgan Chase Bank, N.A., as Agent for the Secured Parties
1111 Fannin Street, Floor 10
Houston, TX  77002-6925
Attention:  Christina Masroor
TEL: 713-750-7965
FAX: 713-750-2223
EMAIL: christina.m.masroor@jpmorgan.com

(b)           if to the 2020 Notes Collateral Agent or the 2020 Notes Authorized Representative, to it at:

Wilmington Trust, National Association
Corporate Capital Markets
50 South Sixth Street/Suite 1290
Minneapolis, MN  55402
Attention: CNO Financial Administrator
Telephone:  (612) 217-5632
Facsimile:  (612) 217-5651
Electronic Mail:  jschweiger@WilmingtonTrust.com

(c)           if to any other Authorized Representative or Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or e-mail or on the date that is five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01.

SECTION 5.02           Waivers; Amendment; Joinder Agreements.

(a)           No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)          Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification to Section 2.10 or which otherwise by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any other Grantor, with the consent of the Borrower).

(c)           Notwithstanding the foregoing, without the consent of any First Lien Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 of this Agreement and upon such execution and delivery, such Authorized Representative and the Other First Lien Secured Parties and Other First Lien Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Other First Lien Security Documents applicable thereto.

(d)          Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Other First Lien Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.

SECTION 5.03           Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04            Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05           Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06           Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07           Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 5.08           Submission to Jurisdiction; Waivers.  The Borrower, each Grantor, each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01;

(d)           agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Secured Party) to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10           Headings.  Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11           Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Secured Credit Documents or First Lien Security Documents, the provisions of this Agreement shall control.

SECTION 5.12           Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties in relation to one another.  None of the Borrower, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement and none of the Borrower or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V).  Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13          Integration.  This Agreement together with the other Secured Credit Documents and the First Lien Security Documents represents the agreement of each of the Grantors and the First Lien Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Grantor, the Administrative Agent, any or any other First Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Security Documents.

SECTION 5.14           Other First Lien Obligations.  To the extent, but only to the extent not prohibited by the provisions of the Credit Agreement or the Other First Lien Documents, the Borrower may incur additional Indebtedness (including any Indebtedness in connection with a Refinancing) after the date hereof that is secured on an equal and ratable basis with the liens securing the Credit Agreement Obligations and the Other First Lien Obligations (such Indebtedness referred to as “Additional Senior Class Debt”).  Any such Additional Senior Class Debt may be secured by a Lien on a ratable basis, in each case under and pursuant to the Other First Lien Documents, if and subject to the condition that the Collateral Agent and Authorized Representative of any such Additional Senior Class Debt (an “Additional Senior Class Debt Collateral Agent” and an “Additional Senior Class Authorized Representative,” respectively), acting on behalf of the holders of such Additional Senior Class Debt (such Additional Senior Class Debt Collateral Agent, Additional Senior Class Authorized Representative and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), become a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Authorized Representative and Additional Senior Class Debt Collateral Agent to become a party to this Agreement,

(i)           such Additional Senior Class Authorized Representative, such Additional Senior Class Debt Collateral Agent, each Collateral Agent, each Authorized Representative and the Borrower shall have executed and delivered an instrument substantially in the form of Exhibit A (with such changes as may be reasonably approved by each Collateral Agent and such Additional Senior Class Authorized Representative) pursuant to which such Additional Senior Class Authorized Representative becomes an Authorized Representative hereunder, and such Additional Senior Class Debt Collateral Agent becomes a Collateral Agent hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Authorized Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii)           the Borrower shall have (x) delivered to each Collateral Agent true and complete copies of each of the Other First Lien Documents relating to such Additional Senior Class Debt, certified as being true and correct by a Responsible Officer of the Borrower and (y) identified in a certificate of an authorized officer the obligations to be designated as Other First Lien Obligations and the initial aggregate principal amount or face amount thereof;

(iii)           all First Lien Security Documents, filings and recordations necessary or desirable in the reasonable judgment of the Additional Senior Class Debt Collateral Agent to create and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordings have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent); and

(iv)           the Other First Lien Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

(v)           The Borrower shall certify in an officer’s certificate that no Event of Default shall have occurred and be continuing under any Secured Credit Document.

Upon the execution and delivery of a Joinder Agreement by an Additional Senior Class Authorized Representative and an Additional Collateral Agent in accordance with this Section 5.14, each other Authorized Representative and Collateral Agent and the Borrower shall acknowledge such execution and delivery thereof, subject to the terms of this Section 5.14; provided that the failure of any Authorized Representative or Collateral Agent to so acknowledge any such execution and delivery shall not affect the standing of any additional Indebtedness incurred by the Borrower as Additional Senior Class Debt if the other requirements of this Section 5.14 have been complied with.

SECTION 5.15           Agent Capacities.  Except as expressly provided herein, J.P. Morgan Chase Bank, N.A. is acting in the capacity of Administrative Agent solely for the Credit Agreement Secured Parties.  Except as expressly provided herein, Wilmington Trust, National Association is acting in the capacity of 2020 Notes Collateral Agent solely for the 2020 Notes First Lien Secured Parties.

SECTION 5.16           Termination.  This Agreement shall terminate and be of no further force and effect with respect to any Series of First Lien Secured Parties and any Series of First Lien Obligations on the date of the Discharge of such Series of First Lien Obligations.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as 2020 Notes Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as 2020 Notes Authorized Representative

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Intercreditor Agreement]

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Melvin Jackson
Name: Melvin Jackson
Title: Executive Director

[Signature Page to Intercreditor Agreement]

CONSENT OF GRANTORS
Dated:  September 28, 2012

Reference is made to the Pari Passu Intercreditor Agreement dated as of the date hereof between JPMorgan Chase Bank, N.A., as Administrative Agent, Wilmington Trust, National Association, as 2020 Notes Collateral Agent, and Wilmington Trust, National Association, as 2020 Notes Authorized Representative (as the same may be amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

The Borrower has read the foregoing Intercreditor Agreement and consents thereto.  The Borrower agrees that it will not, and will cause each of the other Grantors to not, take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement.  The Borrower confirms on behalf of each Grantor that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Notwithstanding anything to the contrary in the Intercreditor Agreement or provided herein, each party hereto agrees that the Borrower and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the Intercreditor Agreement except to the extent expressly set forth therein.

Without limitation to the foregoing, the Borrower agrees to take, and to cause each other Grantor to take, such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Applicable Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York.  Notices delivered to the Borrower pursuant to this Consent shall be delivered to it at the following address:

CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032
Attention: Erik Helding
Telephone: (317) 817-4760
Facsimile: (317) 817-3772
Electronic Mail: erik.helding@cnoinc.com

with a copy to:
CNO Financial Group, Inc.
11825 North Pennsylvania Street
Carmel, Indiana 46032
Attention: Karl Kindig
Telephone: (317) 817-6708
Facsimile: (317) 817-5828
Electronic Mail: karl.kindig@cnoinc.com

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IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

CNO FINANCIAL GROUP, INC.
CNO SERVICES, LLC

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President, Treasury and Investor Relations

AMERICAN LIFE AND CASUALTY
MARKETING DIVISION CO.
CDOC, INC.
CNO MANAGEMENT SERVICES COMPANY
40|86 ADVISORS, INC.
40|86 MORTGAGE CAPITAL, INC.
PERFORMANCE MATTERS ASSOCIATES, INC.
PERFORMANCE MATTERS ASSOCIATES OF TEXAS, INC.
K.F. AGENCY, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

Exhibit A
to Pari Passu Intercreditor Agreement

[FORM OF] JOINDER NO. [    ] dated as of [           ], 20[    ] (the “Joinder Agreement”) to the PARI PASSU INTERCREDITOR AGREEMENT dated as of September 28, 2012, (the “Pari Passu Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Administrative Agent, Wilmington Trust, National Association, as 2020 Notes Collateral Agent, and Wilmington Trust, National Association, as 2020 Notes Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.1

A.           Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Pari Passu Intercreditor Agreement.

B.           As a condition to the ability of the Borrower to incur Other First Lien Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Other First Lien Security Documents, the Additional Senior Class Authorized Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and the Additional Senior Class Debt Collateral Agent is required to become a Collateral Agent, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Pari Passu Intercreditor Agreement.  Section 5.14 of the Pari Passu Intercreditor Agreement provides that such Additional Senior Class Authorized Representative may become an Authorized Representative, such Additional Senior Class Debt Collateral Agent may become a Collateral Agent, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by, the Pari Passu Intercreditor Agreement, pursuant to the execution and delivery by the Additional Senior Debt Class Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.14 of the Pari Passu Intercreditor Agreement.  The undersigned Additional Senior Class Authorized Representative (the “New Representative”) and Additional Senior Class Debt Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the Pari Passu Intercreditor Agreement and the First Lien Security Documents.

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1. In accordance with Section 5.14 of the Pari Passu Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become an Authorized Representative and a Collateral Agent, respectively, under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the Pari Passu Intercreditor Agreement with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as an Authorized Representative or a Collateral Agent, respectively, and the New Representative and the New Collateral Agent, on their behalf and on behalf of such Additional Senior Class Debt Parties, hereby agree to all the terms and provisions of the Pari Passu Intercreditor Agreement applicable to them as Authorized Representative and Collateral Agent, respectively, and to the Additional Senior Class Debt Parties that they represent as Other First Lien Secured Parties.  Each reference to an “Authorized Representative” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Representative, and each reference to a “Collateral Agent” in the Pari Passu Intercreditor Agreement shall be deemed to include the New Collateral Agent.  The Pari Passu Intercreditor Agreement is hereby incorporated herein by reference.

1	In the event of the Refinancing of the Credit Agreement Obligations, this Joinder will be revised to reflect joinder by a new Administrative Agent.

Exhibit A-1

SECTION 2. Each of the New Representative and New Collateral Agent represent and warrant to each Collateral Agent, each Authorized Representative and the other First Lien Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the Other First Lien Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the Pari Passu Intercreditor Agreement as Other First Lien Secured Parties.

SECTION 3. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Joinder Agreement shall become effective when each Collateral Agent shall have received a counterpart of this Joinder Agreement that bears the signatures of the New Representative and the New Collateral Agent.  Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Except as expressly supplemented hereby, the Pari Passu Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pari Passu Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Pari Passu Intercreditor Agreement.  All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 8. The Borrower agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel.

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Exhibit A-2

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder Agreement to the Pari Passu Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[NAME OF NEW COLLATERAL AGENT], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Exhibit A-3

Acknowledged by:

JPMorgan Chase Bank, N.A.,
as Administrative Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as
2020 Notes Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as 2020 Notes Authorized Representative

By:
Name:
Title:

Exhibit A-4

CNO FINANCIAL GROUP, INC.

By:
Name:
Title:

Exhibit A-5